Exhibit 10.1

______________________________________________________________________________

FIFTH AMENDMENT TO FIRST AMENDED AND

RESTATED CREDIT AGREEMENT

among

SWIFT ENERGY COMPANY

SWIFT ENERGY OPERATING, LLC

THE LENDERS PARTY HERETO

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Effective

May 1, 2009

______________________________________________________________________________

Table of Contents

Article I	DEFINITIONS AND INTERPRETATION	1
1.1	Terms Defined Above	1
1.2	Terms Defined in Credit Agreement	1
1.3	References	1
1.4	Articles and Sections	2
1.5	Number and Gender	2
Article II	AMENDMENTS	2
2.1	Amendments to Section 1.2	2
2.2	Amendment to Section 2.4	4
2.3	Amendment to Section 2.11	4
2.4	Addition of Section 2.27	4
2.5	Amendment to Section 6.1	5
2.6	Amendment to Section 6.16	5
2.7	Substitution of Exhibit X	5
2.8	Amendment to Table of Contents	5
Article III	RATIFICATION AND ACKNOWLEDGMENTS	5
Article IV	MISCELLANEOUS	6
4.1	Successors and Assigns	6
4.2	Rights of Third Parties	6
4.3	Counterparts	6
4.4	Integration	6
4.5	Severability	6
4.6	Governing Law	6

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FIFTH AMENDMENT TO FIRST AMENDED AND

RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) executed effective as of May 1, 2009 (the “Effective Date”) is by and among SWIFT ENERGY COMPANY, a Texas corporation (“New Swift”), SWIFT ENERGY OPERATING, LLC, a Texas limited liability company and successor by merger to the Texas corporation formerly known as Swift Energy Company (“Operating” and New Swift and Operating, collectively, the “Borrower”), the lenders party to that certain First Amended and Restated Credit Agreement dated as of June 29, 2004 by and among the Texas corporation then known as Swift Energy Company, the lenders party thereto or bound thereby from time to time (the “Lenders”), and Bank One, NA, as administrative agent for such lenders (as amended to the Effective Date, the “Credit Agreement”), and JPMORGAN CHASE BANK, N.A., a national banking association and successor by merger to Bank One, NA, as administrative agent for such Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement in the particulars hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in the Credit Agreement and herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1 Terms Defined Above.  As used in this Fifth Amendment to First Amended and Restated Credit Agreement, each of the terms “Agent,” “Amendment,” “Borrower,” “Credit Agreement,” “Effective Date,” “Lenders,” “New Swift and “Operating” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Credit Agreement.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless herein expressly provided to the contrary.

1.3 References.  References in this Amendment to Exhibit, Article or Section numbers shall be to Exhibits, Articles or Sections of this Amendment, unless expressly stated to the contrary.  References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears.  Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate.  Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to.  References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form.  References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of the Credit Agreement or this Amendment.  References in this Amendment to Persons include their respective successors and permitted assigns.

1

1.4 Articles and Sections.  This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.  Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

ARTICLE II

AMENDMENTS

Effective as of the Effective Date, the Borrower, the Lenders and the Agent hereby amend the Credit Agreement as follows:

2.1 Amendments to Section 1.2.  Section 1.2 of the Credit Agreement is amended to (a) substitute the following for the definitions of “Alternative Base Rate,” “New Subordinated Debt” and “Permitted Refinancing Debt”, respectively, appearing in such Section 1.2, each in its entirety:

“‛Alternative Base Rate’ shall mean, for any day, a rate per annum equal to the sum of (a) the greatest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Rate in effect on such day plus ½ of 1% and (iii) the Adjusted Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the Adjusted Eurodollar Rate for any day shall be based on the rate appearing on the Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day, plus (b) the relevant Applicable Margin.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Adjusted Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Adjusted LIBO Rate, respectively.

‛New Subordinated Debt’ shall mean Indebtedness of the Borrower (including senior unsecured notes, subordinated notes, convertible notes, preferred stock with any mandatory redemption and other Indebtedness not ranking pari passu with the Obligations) of up to $250,000,000 in principal amount, in such form and with terms, including, when appropriate, the subordination of such Indebtedness to the payment in full of the Obligations and the termination of the Commitments, approved by the Administrative Agent in writing in advance of the incurrence thereof.

‛Permitted Refinancing Debt’ shall mean Indebtedness of the Borrower (including senior unsecured notes, subordinated notes, convertible preferred stock with any mandatory redemption and other Indebtedness not ranking pari passu with the Obligations), in such form and with terms, including, when appropriate, the subordination of such Indebtedness to the payment in full of the Obligations and the termination of the Commitments, approved by the Administrative Agent in writing in advance of the incurrence thereof, resulting from the refinancing of the Senior Notes due 2011.”

                and (b) insert the following definition in its proper alphabetical location in such Section 1.2:

“‛Defaulting Lender’ shall mean any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after a request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a Insolvency Proceeding or had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a Insolvency Proceeding, or had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.”

                2.2 Amendment to Section 2.4.  The first sentence of Section 2.4 of the Credit Agreement is amended to read as follows in its entirety:

“Anything herein to the contrary notwithstanding, no more than fifteen (15) separate Eurodollar Rate Loans shall be outstanding at any one time, with, for purposes of this Section 2.2, all Eurodollar Rate Loans for the same Interest Period constituting one Eurodollar Rate Loan.”

          2.3 Amendment to Section 2.11.  Section 2.11 of the Credit Agreement is amended to substitute the following for subsection (e) of such Section 2.11 in its entirety:

        “(e)           Upon the incurrence of any New Subordinated Debt (other than Permitted Refinancing Debt), the Borrowing Base shall be automatically reduced by an amount equal to thirty percent (30%) of the amount of the New Subordinated Debt incurred and the Borrower shall be obligated for any mandatory prepayment of the then existing Loan Balance and/or provision of cash as collateral for all or a portion of the then existing L/C Exposure, in accordance with the provisions of Section 2.12, resulting from such further automatic reduction of the Borrowing Base.  For the avoidance of doubt, offerings of preferred stock with no mandatory redemption or mandatory redemption provisions approved by the Administrative Agent in writing in advance of the issuance thereof and a dividend and cash payments thereof, if any, approved by the Administrative Agent in writing in advance of the issuance thereof will not reduce the Borrowing Base.  Also for the avoidance of doubt, offerings of common stock will not reduce the Borrowing Base and no prior approval from either the Administrative Agent or the Lenders is necessary to conduct any such offering.”

                2.4 Addition of Section 2.27.  The Credit Agreement is amended to add thereto a new Section 2.27 reading as follows:

                  “2.27         Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

                  (a)           if any L/C Exposure exists at the time a Lender is a Defaulting Lender, the Borrower shall, within one Business Day following notice by the Administrative Agent, cash collateralize such Defaulting Lender’s Percentage Share of the then existing L/C Exposure in accordance with the procedures set forth in Section 2.12 for so long as such L/C Exposure is outstanding; and

                  (b)           the Administrative Agent shall not be required to issue, amend or increase any Letter of Credit unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.12 and this Section 2.27.”

               2.5 Amendment to Section 6.1.  Clause (g) of the proviso appearing in Section 6.1 of the Credit Agreement is amended to read as follows in its entirety:

                 “(g) the Senior Notes due 2011;”.

              2.6 Amendment to Section 6.16.  Section 6.16 of the Credit Agreement is amended to read as follows in its entirety:

                “6.16              New Subordinated Debt, Senior Subordinated Debt and Senior Notes due 2011.  Amend, extend or modify any of the terms or provisions of any documents, notes or agreements evidencing or governing the Senior Notes due 2011, any Permitted Refinancing Debt or any New Subordinated Debt or consent to any of the foregoing; or at any time following the occurrence and during the continuance of any Default or Event of Default, make any payment, whether in cash or other Property, on or with respect to the Senior Notes due 2011, any Permitted Refinancing Debt or any New Subordinated Debt.  The Borrower may not redeem any part of the Senior Notes due 2011, any Permitted Refinancing Debt or any New Subordinated Debt without the consent of the Administrative Agent, except the Senior Notes due 2011 may be redeemed or repurchased with proceeds of any Permitted Refinancing Debt or any New Subordinated Debt.”

            2.7 Substitution of Exhibit X.  Exhibit X attached to this Amendment is substituted for Exhibit X to the Credit Agreement.

           2.8 Amendment to Table of Contents.  The Table of Contents in the Credit Agreement is amended to give effect to this Amendment.

ARTICLE III

RATIFICATION AND ACKNOWLEDGMENTS

Each of the Borrower, the Lenders and the Agent does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect.  Furthermore, the Borrower, the Lenders and the Agent acknowledge and agree that, as of the Effective Date, the Borrowing Base is set at $300,000,000 and the Commitment Amount is set at $300,000,000 and each of such amounts shall remain in effect until the Borrower receives notice from the Agent of a revised Borrowing Base pursuant to Section 2.11 of the Credit Agreement or the Borrower notifies the Agent of the election by the Borrower to reduce the Commitment Amount pursuant to Section 2.14 of the Credit Agreement or the Borrower, the Lenders and the Agent agree, in accordance with applicable provisions of the Credit Agreement, on a different Commitment Amount, as the case may be.  Each of the Borrower, the Lenders and the Agent further acknowledges and agrees that, as of the Effective Date, the Facility Amount, allocable share of the Commitment Amount and the Percentage Share of each of the Lenders is as set forth on the schedule attached hereto and labeled Exhibit V.

ARTICLE IV

MISCELLANEOUS

                          4.1 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

          4.2 Rights of Third Parties.  Except as provided in Section 4.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

          4.3 Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by each of the parties hereto.  In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

        4.4 Integration.  This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof.  All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

      4.5 Severability.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

    4.6 Governing Law.  this Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of such laws relating to conflicts of law.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to First Amended and Restated Credit Agreement to be duly executed and delivered, as of the Effective Date, by their proper and duly authorized officers.

BORROWER:

SWIFT ENERGY COMPANY

By:           s/b Alton D. Heckaman, Jr.
Alton D. Heckaman, Jr.
Executive Vice President
and Chief Financial Officer

By:           s/b Adrian D. Shelley
Adrian D. Shelley
Treasurer

SWIFT ENERGY OPERATING, LLC

By:           s/b Alton D. Heckaman, Jr.
Alton D. Heckaman, Jr.
Executive Vice President
and Chief Financial Officer

By:           s/b Adrian D. Shelley
Adrian D. Shelley
Treasurer

(Signatures continue on following pages)

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:           s/b Jo Linda Papadakis
Jo Linda Papadakis
Vice President

LENDER:

JPMORGAN CHASE BANK, N.A.

By:           s/b Jo Linda Papadakis
Jo Linda Papadakis
Vice President

(Signatures continue on following pages)

LENDER:

BANK OF SCOTLAND

By:
Name:
Title:

(Signatures continue on following pages)

LENDER:

NATEXIS

By:           s/b Donavan Broussard
Name:        Donavan Broussard
Title:        Managing Director

By:           s/b Liana Tchernysheva
Name:         Liana Tchernysheva
Title:            Director

(Signatures continue on following pages)

LENDER:

COMPASS BANK

By:           s/b Dorothy Marchand
Name:        Dorothy Marchand
Title:        Senior Vice President

(Signatures continue on following pages)

LENDER:

SOCIETE GENERALE

By:           s/b Stephen W. Warfel
Name:        Stephen W. Warfel
Title:         Managing Director

(Signatures continue on following pages)

LENDER:

CALYON NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

(Signatures continue on following pages)

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:           s/b Scott Hodges
Name:         Scott Hodges
Title:        Vice President

(Signatures continue on following pages)

LENDER:

BNP PARIBAS

By:           s/b Douglas R. Liftman
Name:        Douglas R. Liftman
Title:        Managing Director

By:           s/b Polly Schott
Name:       Polly Schott
Title:          Director

(Signatures continue on following pages)

LENDER:

COMERICA BANK

By:           s/b Matt Turner
Name:         Matt Turner
Title:          Corporate Banking Officer

(Signatures continue on following page)

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:          s/b Kenneth R. Batson, III
Kenneth R. Batson, III
Vice President

EXHIBIT V

Lender	Facility Amount	Allocable Share of Commitment Amount	Percentage Share

JPMorgan Chase Bank, N.A.	$66,616,161.83	$39,969,697.10	13.32%
Calyon New York Branch	$66,616,161.83	$39,969,697.10	13.32%
Societe Generale	$66,616,161.83	$39,969,697.10	13.32%
Wells Fargo Bank National Association	$63,636,363.62	$38,181,818.18	12.73%
Bank of Scotland	$60,000,000.00	$36,000,000.00	12.00%
BNP Paribas	$54,545,454.52	$32,727,272.72	10.91%
Amegy Bank National Association	$22,727,272.73	$13,636,363.63	4.55%
Comerica Bank	$31,818,181.82	$19,090,909.09	6.36%
Compass Bank	$38,257,575.46	$22,954,545.27	7.65%
Natixis	$29,166,666.36	$17,499,999.81	5.83%

Totals	$500,000,000.00	$300,000,000.00	100.00%

-V-

EXHIBIT X

Pricing Schedule

	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status
Applicable Margin
Eurodollar Rate Loans	200 bps	225 bps.	250 bps	275 bps	350 bps
Alternative Base Rate Loans	100 bps	125 bps	150 bps	175 bps	250 bps
Applicable Fee Rate *	50 bps	50 bps	50 bps	50 bps	50 bps

For the purposes of this Schedule, the following terms have the following meanings subject to the final paragraph of this Schedule:

“Borrowing Base Usage” means, as of any date, the percent of the Borrowing Base represented by the sum of (i) the then existing Loan Balance plus (ii) the then existing L/C Exposure.

“Level I Status” exists at any date if the Borrowing Base Usage as of such date is less than 25%.

“Level II Status” exists at any date if the Borrowing Base Usage as of such date is less than 50%, but equal to or in excess of 25%.

“Level III Status” exists at any date if the Borrowing Base Usage as of such date is less than 75%, but equal to or in excess of 50%.

“Level IV Status” exists at any date if the Borrowing Base Usage as of such date is less than 90%, but equal to or in excess of 75%.

“Level V Status” exists at any date if the Borrowing Base Usage as of such date is less than or equal to 100%, but equal to or in excess of 90%.

“Status” means Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

The Applicable Margin and Applicable Fee Rate shall be determined by the Administrative Agent from time to time in accordance with the foregoing table.

* Applicable Fee Rate determined in accordance with this Pricing Schedule applicable to the Available Commitment, payable quarterly in arrears to the Administrative Agent for the ratable benefit of the Lenders (including the Administrative Agent) from closing until the Final Maturity as provided in Section 2.25 of this Agreement.

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